Exhibit 99.1

D ecem b e r 2025 N ob l e C onf e r e n c e V I VA N A S D A Q : VIVK

Contact Information

VIVAKOR

Corporate Headquarters

Vivakor, Inc.
5220 Spring Valley Road, Ste 500
Dallas, Texas 75254

For more information:
www.Vivakor.com

Note to Recipients - Disclaimer

This Investor Presentation ("IP") has been prepared by Vivakor, Inc. ("Vivakor" or the "Company"), in cooperation with Clear Think Capital ("ClearThink") and is being furnished solely for the purpose of an investor presentation conducted by Vivakor executives and advisors. The information contained in this IP was obtained from the Company and other sources believed by the Company to be reliable. No assurance is given as to the accuracy or completeness of such information. This IP does not purport to contain all the information that may be required or desired to evaluate the Company and any recipient hereof should conduct its own independent analysis of the Company and the data contained or referred to herein.

No person has been authorized to give any information or make any representation concerning the Company not contained in this IP and, if given or made, such information or representation must be relied upon as having been authorized by the Company. Statements in this IP are made as of the date hereof. The delivery of this IP at any time thereafter shall not under any circumstances create an implication that the information herein is correct as of any time subsequent to the date hereof or that there has been no change in the business, condition (financial or otherwise), assets, operations, results of operations or prospects of the Company since the date hereof. The Company undertakes no obligation to update any of the information contained in this IP, including any projections, estimates or forward-looking statements. Any statement, estimate or projection as to events that may occur in the future (including, but not limited to, projections of revenue, expenses and net income) were not prepared with a view toward public disclosure or complying with any guidelines of the American Institute of Certified Public Accountants, any federal or state securities commission or any other guidelines regarding projected financial information. Such statements, estimates or projections will depend substantially upon, among other things, the Company achieving its overall business objectives and other factors (including general economic, financial and regulatory factors) over which the Company may have little or no control. There is no guarantee that any of these statements, estimates or projections will be attained. Actual results may vary significantly from the statements, estimates and projections in this IP, and such variations may be material and adverse.

This Investor Presentation may contain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based upon our current expectations and speak only as of the date hereof. Our actual results may differ materially and adversely from those expressed in any forward-looking statements as a result of various factors and uncertainties, including economic slowdown affecting companies, our ability to successfully develop products, rapid change in our markets, changes in demand for our future products, legislative, regulatory and competitive developments and general economic conditions. These risks and uncertainties include, but are not limited to, risks and uncertainties discussed in Vivakor's filings with the Securities and Exchange Commission, which factors may be incorporated herein by reference. Forward-looking statements may be identified but not limited by the use of the words "anticipates", "expects", "intends", "plans", "should", "could", "would", "may", "will", "believes", "estimates", "potential", or "continue" and variations or similar expressions. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

VIVAKOR | NASDAQ: VIVK 2 Strictly Confidential

VIVAKOR



Contents

Company & Strategy Overview	4
Midstream Infrastructure & Asset Development	11
Remediation Processing Centers	18
Financials	21

NASDAQ: VIVK

STRICTLY CONFIDENTIAL / NOT FOR DISTRIBUTION

Co m pan y & St ra t e g y O v e r v iew S T R I C T L Y C O N F I D E N T I A L / N O T FO R D I S T R I B U T I O N N A S D A Q : V I V K VI V A

Company Snapshot

Vivakor (NASDAQ:VIVK) is an integrated provider of midstream services for producers located in major oil basins across the continental U.S.

Business Highlights

- Successful divestiture of water trucking business in Q3 2025; reduced $50+ million in debt
- Vivakor Supply & Trading closed on a $40 million commodity intermediation facility in October 2025
- Remediation Processing Center (RPC) in Houston coming online Q1 2026

Company Name	VIVAKOR
Exchange/Ticker	Nasdaq: VIVK
Stock Price and Valuation	$20 Million Market Cap, $105 Million Enterprise Value (Vivakor)
52-Week High/Low	$1.58 - $0.11
Average Daily Volume	37.3 million shares (3-month average volume)
Total Assets	~$160 Million as of 9/30/2025
Shareholders' Equity	~$64 Million as of 9/30/2025
Revenue	~$83.4 Million as of 9/30/2025

VIVAKOR NASDAQ: VIVK 5 Strictly Confidential

Introduction to Vivakor

Positioned for Value Creation Across all Business Segments

Midstream Division			Environmental Division
Storage & Terminal Services	Transportation Services	Crude Oil Supply & Trading	Oil Reclamation Centers






Storage & Terminal Services

➤ **Oil Storage & Gathering Terminals**

Oil storage & gathering operations conducted through three terminals;

- Cushing, Oklahoma
- Colorado City, Texas
- Delhi, Louisiana

➤ **Capabilities**

- Receipt / shipment of crude oil by truck and pipeline
- Crude oil, condensate, and NGL tank storage
- Crude oil. NGL, and condensate gathering

Transportation Services

➤ **Trucking**

- Large tanker truck fleet transports oil to a network of facilities that include pipeline injection stations, storage & gathering terminals, and processing centers

➤ **Pipeline injection stations**

- Connectivity to major pipelines in the Anadarko and Permian Basins

➤ **Pipeline** – Anadarko Basin

- Vivakor owns a 42-mile pipeline with connectivity to the Plains / P66 pipeline (Cushing, OK)

Crude Oil Supply & Trading

➤ **Crude Oil Trading**

- Marketing of crude oil across the nation's most active oilfields
- Integrated business line offering support for our transportation, terminaling, and remediation segments
- Purchase crude oil from producers and marketers and transport it to terminals for storage and/or resale at pipeline injection stations and other trade hubs

Oil Reclamation Centers

➤ **Oil Reclamation Facility**

- Oily waste management and treatment services in the upstream, midstream, and downstream sectors
- Vivakor's remediation process centers (RPCs) employ environmentally friendly methods to recover oil from contaminated soils and petroleum sludges that accumulate at the bottom of ships, barges, and storage tanks

VIVAKOR | NASDAQ: VIVK 6 Strictly Confidential

Strategy

Network of owned petroleum storage, terminal, transportation, and environmental services in the nation's most active oil producing basins

Assets & services connect oil producers to markets

- **Midstream Assets**. Ownership stakes in 10 truck & pipeline stations, 3 storage terminals, and an oil reclamation facility
- **Strategic Locations.** Operational locations driven by favorable market outlooks in key oil producing basins such as the Permian, Eagle Ford, and Anadarko
- **Stable Revenue Generation.** Supported by acreage dedications, minimum volume commitments, and fee-based contracts. Stable earnings underpinned by diversified customer base of private oil producers and investment grade public companies

Integrated value chain


Gathering
Transportation
Treatment / Storage
Recovered crude oil for reuse
Solids
Commercial Facility
Remediation
Crude oil
Blending / Storage
Petroleum Refineries
Oil Producers

Large Customer Base with Blue Chip Companies

eog resources, freepoint, bp, genesisenergy, Phillips 66, ConocoPhillips, Delek US, Denbury, Marathon Oil, devon, Ovintiv, EnLink Midstream

VIVAKOR | NASDAQ: VIVK 7 Strictly Confidential

Asset Footprint

Vivakor has a strong and growing portfolio of oil gathering, storing, and logistics assets in premier oil producing basins that form a competitively robust, integrated midstream value chain

Pipeline Injection Stations

- Colorado City Sweet station
- Colorado City WTI station
- Pecos River East Sweet station
- Pecos River West Sweet station
- Empire ABO Sweet station
- Monroe station
- Wasson station
- Midland station
- WHGU station
- Mary Foster station

Gathering Pipeline

- Omega Pipeline System
- Oklahoma

Storage Terminals

- Cushing, Oklahoma
- Colorado City, Texas
- Delhi, Louisiana

Remediation Processing Centers

- Houston, Texas



Anadarko Basin
STACK Play
Permian Basin
Haynesville Basin
Delhi Oilfield
Eagle Ford Basin
U.S. Gulf Coast
World's Largest Crude Oil Refining and Terminaling Corridor
Oxy / Centurion
Plains Basin
Market Link
ETP / Magellan
Permian Express
Wink to Webster & Midland to ECHO 3
Cactus
Plains Basin
Oil

Value Creation Through Integration
We have an opportunity rich asset base with owned infrastructure that taken together represent a compelling growth opportunity

VIVAKOR | NASDAQ: VIVK 8 Strictly Confidential

Integrated Services

Corporate strategy to steadily grow cash flow from operations through development of our existing assets and continuous improvement of our operating capabilities



Integrated midstream services value chain
Integrated Economics
Transportation Services
Storage & Terminaling
Supply & Trading
Environmental Services
Oil
Integrated value chain
1
FIELD GATHERING OF OILS & CONDENSATES
2
PIPELINE STATIONS & COMPANY PIPELINE
3
STORAGE & TERMINALING
4
CRUDE OIL SUPPLY & TRADING
5
REMEDIATION PROCESSING CENTERS
From wellhead to markets

100+
Tanker truck fleet

10
Pipeline Injection Stations

25,000 bpd
Company-owned pipeline

3
Oil storage terminals

>1 mm
Oil barrels traded/year

800 tpd
Oil reclamation unit

VIVAKOR | NASDAQ: VIVK
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Strictly Confidential

Growth Opportunity

- **Strong Permian Basin fundamentals - continued growth in oil production and drilling activity**
- **Vivakor is well-positioned to secure additional volumes in the Permian benefitting our integrated value chains**

Well positioned asset base

Vivakor's gathering, storage, and logistics infrastructure is positioned to benefit from strong producer outlook in the Permian Basin

- Extend and enhance gathering & storage value chain
- Opportunistic consolidation, right-sizing the portfolio
- Permian Basin producer outlook continues to increase, driving moderate volume growth and benefiting Vivikor's integrated value chain

Permian Crude Oil Production


7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024
Permian Basin
Oil Production
thousand barrels/day

Permian Oil Basin – Texas & New Mexico


Vivakor owns and operates 10 pipeline injection stations in Permian Basin
Vivakor area of focus
Permian Basin

U.S. Oil Production[1,2] (amounts in millions of barrels per day)	
Permian Basin – TX & NM	6.6
Bakken – ND & MT	1.3
Eagle Ford - TX	1.1
Niobrara – CO & WI	0.7
Anadarko - OK	0.4

1) Source: DOE NETL & EIA, June 2025
2) Total estimated recoveries on a gross basis

VIVAKOR | NASDAQ: VIVK 10 Strictly Confidential

Mi d s t ream I n f ra s t r u c t u r e & A ss et De v e l op m ent S T R I C T L Y C O N F I D E N T I A L / N O T FO R D I S T R I B U T I O N N A S D A Q : V I V K VI V A

Oil Trucking Services

Vivakor provides oil producers with flexible, cost competitive gathering and transport services within America's most highly active oil producing basins

Trucking Service Overview

Vivakor operates crude oil trucking fleets in the continental U.S. to provide oil producers and crude oil traders with immediate access to flexible and scalable transportation solutions;

- presently operate in key oil-producing regions of Texas, Louisiana, Oklahoma, New Mexico, Colorado, and North Dakota
- oil is transported to a network of facilities for storage, gathering, and injection to pipelines.

Transportation service agreements with approximately 30 crude oil producers;

- includes well capitalized blue-chip customers such as Enlink Midstream, BP Products North America Inc., Marathon Oil Company, Calumet, Phillips 66, Sunoco, and Plains Marketing
- contracts are effective until terminated. After the contracts with current customers expire, most contracts are renewed annually until terminated, Endeavor Crude negotiates renewals with existing customers or enters new contracts with new customers





VIVAKOR | NASDAQ: VIVK 12 Strictly Confidential

Pipeline Injection Stations – Permian Basin

Crude oil is picked up at wellheads by truck and transported to pipeline injection stations and storage terminals

Permian Basin Operations

We own and operate 10 pipeline injection stations in Texas and New Mexico

- Stations connect to:
  - Centurion Pipeline (Lotus)
  - Plains Basin Pipeline
  - The West Texas System (Enterprise)
  - Cactus II
  - Permian Express
- Leased land with connection agreements
- Average station storage capacity: 2,000 bbls
- Average station throughput capacity: 5,000 bpd



Vivakor's pipeline injection stations are connected to the largest capacity & most active pipelines running from the Permian basin to the USGC

VIVAKOR | NASDAQ: VIVK

13

Strictly Confidential

Omega Pipeline System

Vivakor owns and operates the Omega pipeline system - an integrated midstream platform consisting of crude oil gathering & transportation, terminaling, and pipeline connection in Oklahoma's STACK Play

Vivakor's 42-mile Omega pipeline system provides wellhead gathering and terminaling services with direct connection to Cushing, Oklahoma

- Omega pipeline connects to the **P66 / Plains STACK Pipeline** system
- Oil gathering & dedication agreements with key oil producers that encompass more than 36,000 acres across some of the most active oil fields in Oklahoma's Anadarko Basin; pipeline accesses >50 wellheads
- The crude oil is unloaded from trucks to a large 101,000-bbl tank for shipment by pipeline or off-loaded into eight satellite tanks prior to pumping into the large tank

Omega Crude Oil Gathering Station & Terminal



Omega Pipeline System in Oklahoma



Omega
Pendergraft Services
Browning 3
Browning 2
East Mt Pleasant Cemetery
HER Disposal
Compton 9 & 10-2-35XH
Reba Jo 2
Reba Jo 2
Reba Jo 1-13H
Reba Jo 1-13H
Homsey 6
Homsey 6
Jalou 1-2
Jalou 3-4
Schulte 2-3
Schulte 2-3
Schulte 8-9
Schulte 8-9
Image © 2024 Airbus
42-mile pipeline (25 kbbl/day) & oil gathering terminal in the STACK play
Oil gathering agreements with Ovintiv Midcontinent II, LLC, Citizen Energy III, LLC, and Validus Energy II Midcon, LLC
Direct connection to P66/ Plains STACK Pipeline

VIVAKOR | NASDAQ: VIVK

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Strictly Confidential

Oil Storage Terminals

High quality oil storage and gathering facilities

White Claw Colorado City - Texas


CHISOS

Scurry County - Permian Basin

- Tank storage capacity: 120,000 bbls
- Connection to:
  - Lotus Pipeline
  - Scurry Gathering System
  - Cactus II
  - Permian Express
  - Midland Basin System optionality
- Facility operations are anchored by a minimum volume contract with Jorgan Development, LLC

Silver Fuels Delhi Terminal - Louisiana



Delhi Oilfield

- Tank storage capacity: 12,000 bbls
- Connected to the Denbury facility via pipeline
- Facility anchored by a minimum volume contract with Jorgan Development, LLC

Terminals

- ✓ Logistics Hubs
- ✓ Strategic Storage
- ✓ Trade Platforms

NASDAQ: VIVK

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VIVAKOR

Re m ed i a ti on P ro c e ss i ng Cen t ers S T R I C T L Y C O N F I D E N T I A L / N O T FO R D I S T R I B U T I O N . N A S D A Q : V I V K VI V A

Remediation Processing Center

Once operational, Vivakor's remediation process centers (RPCs) plans to employ environmentally friendly methods to recover oil from contaminated soils and petroleum sludges that accumulate at the bottom of ships, barges, and storage tanks

Highly profitable new revenue streams in the form of resource remediation and oil recovery; driven by increasing government legislation for eco friendly environmental remediation solutions


Remediation Processing Center ("RPC")


ECO
FRIENDLY
LOW POWER
CONSUMPTION

Environmentally friendly design

No water required

Low energy requirements





NASDAQ: VIVK

17

VIVAKOR

Market Sustainability

Vivakor's Remediation Process Centers (RPCs) are an integral part of the petroleum value chain

Vivakor provides oil reclamation and environmental remediation services beginning at the oil wells through production of finished products


Upstream
Midstream
Downstream
producers
pipeline
truck
rail
storage / terminals
pipeline
truck
rail
refiners

Oil Recovery and Remediation:

- contaminated soils due to drilling activities
- oil transfer operations
- storage / terminaling
- sludges from crude oils that accumulate on tank bottoms, railcars, and tanker trucks
- petroleum refining activities as well as sludges from finished products that accumulate at the bottom of ships, barges, railcars, and tanker trucks

VIVAKOR NASDAQ: VIVK 18 Strictly Confidential

F i nan c i a l s S T R I C T L Y C O N F I D E N T I A L / N O T FO R D I S T R I B U T I O N . N A S D A Q : V I V K VI V A

Financial Performance

Year Over Year Financial Metrics Illustrate Increasing Financial Strength and Liquidity[1]

Shifting our focus to higher margin operations

Streamlined Portfolio	▪ Divested non-core assets ▪ Eliminated $59 million in debt ▪ Lower interest rate burden
Strengthened Financial Position	▪ Improved liquidity ▪ $11.2 million equity raised post quarter
Gross Profit	▪ Gross Profit up 173% to $4.7 million ▪ Improved profitability metrics
Operating Performance	▪ Revenue up 7% to $17 million ▪ Adjusted EBITDA up >200% to $4 million

Q3 2025

KEY FIGURES

↓ **$59 mm** Debt Reduced	**$11.2 mm** Equity Raised
↑ **7%** Revenue	**$17mm** Revenue
↑ **173%** Gross Profit	**$4.7 mm** Gross Profit
↑ **>200%** Adj. EBITDA	**$4 mm** Adj. EBITDA

[1] Vivakor SEC quarterly filings for 9-30-2025 and 9-30-2024, comparison of three months ended reporting

VIVAKOR | NASDAQ: VIVK 20 Strictly Confidential

C on t act Jame s B a ll e ng ee , C EO j b a ll en g ee@ v i v a k o r . c om K i m b e r l y Ha w l e y , C F O k h a w l e y@ vi v a k o r . c o m N A S D A Q: V I VK